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                        FRANK RUSSELL INVESTMENT COMPANY

                       SUPPLEMENT DATED JANUARY 29, 1996
                     TO STATEMENT OF ADDITIONAL INFORMATION
                        (DATED APRIL 1, 1995 AS REVISED
                   APRIL 28, AUGUST 11, AND NOVEMBER 9, 1995)

Frank Russell Investment Company makes the following change to its Statement of Additional Information.

Under the Section "Trustees and Officers," the following biography of George W. Weber will replace the biography of Mark E. Swanson.

George W. Weber -- Fund Treasurer and Chief Accounting Officer -- 3/93 to 1/96 Vice President, Operations, Funds Management, J.P. Morgan; 12/85 to 3/93 Senior Vice President, Operations, Frank Russell Investment Company, Laurel Funds and Seven Seas Series Fund; Director of Operations, Frank Russell Investment Management Company and Frank Russell Trust Company; Director and Director of Operations, Russell Fund Distributors, Inc.